Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,250,000.00
Previously Paid Amount	1,760.66
Total Fee Amount	2,554.73
Total Offset Amount	0.00
Net Fee	$ 794.07